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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 7, 2004


                                 Friedman's Inc.
             (Exact name of registrant as specified in its charter)



         Delaware                      0-22356                    58-20583
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


                             171 Crossroads Parkway
                             Savannah, Georgia 31422
                    (Address of principal executive offices)

                                 (912) 233-9333
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

     On February 27, 2004, Friedman's Inc. issued a press release announcing comparable store sales for February, progress on the search for a Chief Executive Officer, that there will be a further delay in filing its Form 10-K for the fiscal year ended September 27, 2003, and that the Company's quarterly report on Form 10-Q for the fiscal quarter ended December 27, 2003, will also be delayed. The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference into this Item.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (c)  Exhibits

         The following exhibits are filed as a part of this report:

         Exhibit
         Number            Description
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          99.1             Press Release Dated February 27, 2004.


Item 12.  Results of Operations and Financial Condition

     On January 7, 2004, Friedman's Inc. issued a press release announcing sales results for its first fiscal quarter ended December 27, 2003, progress on the internal audit of the company's financial statements, and that the Company would be discontinuing the practice of providing unaudited sales and other pro forma financial data on a consolidated basis with Crescent Jewelers Inc. A copy of the press release is attached as Exhibit 99.2, and the text of the press release is incorporated be reference into this item.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Friedman's Inc.
                                                   (Registrant)



Date:  February 27, 2004                          By: /s/ Richard Cartoon
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                                                     Richard Cartoon
                                                     Chief Financial Officer

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                                  Exhibit Index

Exhibit
Number          Exhibit Description
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  99.1          Press Release, dated February 27, 2004.

  99.2 Press Release, dated January 7, 2004 (This exhibit is furnished, not filed, pursuant to Item 12).